UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2018, the Board of Directors (the “Board”) of Dover Corporation (the “Corporation”) elected H. John Gilbertson Jr. a director of the Corporation, expanding the number of seats on the Board from 10 to 11.

Mr. Gilbertson served as a strategic and financial advisor to clients of Goldman Sachs for twenty-seven years as a Managing Director and as Partner-in-Charge of investment banking services for the Midwest Region. Before joining the firm in 1987, he held roles at Morgan Stanley, Bain & Company and Chase Manhattan Bank. He serves as a director and Chair of the Finance and Audit Committee of Meijer, Inc., the food and general merchandise retailer.

There are no family relationships between Mr. Gilbertson and other directors or officers of the Corporation. There have been no transactions nor are there any proposed transactions between the Corporation and Mr. Gilbertson that would require disclosure pursuant to Item 404(a) of Regulation S-K.

On August 2, 2018, the Board (i) determined that Mr. Gilbertson qualifies (a) as an “independent director” pursuant to the rules of the New York Stock Exchange (the “NYSE”) and (b) qualifies as an “audit committee financial expert” pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”) and has “accounting or related financial management expertise” pursuant to the rules of the NYSE and (ii) appointed Mr. Gilbertson as a member of the Audit and Finance Committees of the Board.

Item 7.01	Regulation FD

On August 2, 2018, the Corporation issued the press release attached hereto as Exhibit 99.1, announcing the election of Mr. Gilbertson as a member of the Board.

The information furnished in or pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any of the Corporation’s filings with the SEC under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished as part of this report:

99.1	Dover Corporation Press Release dated August 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2018	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary